Fees Summary	Mar. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 26,128,696.86
Previously Paid Amount	0.00
Total Fee Amount	3,608.37
Total Offset Amount	0.00
Net Fee	$ 3,608.37